                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 16, 2001

                         CHASE CREDIT CARD MASTER TRUST
           Series 1996-4, Series 1997-1, Series 1997-3, Series 1997-4,
           Series 1997-5, Series 1998-2, Series 1998-3, Series 1998-5,
           Series 1998-6, Series 1999-1, Series 1999-2, Series 1999-3,
                 Series 2000-1, Series 2000-2 and Series 2000-3
           -----------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       United States                333-74303                22-2382028
----------------------------   ------------------------  ---------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)


        802 Delaware Avenue, Wilmington, Delaware       19801
      -------------------------------------------     ----------
      (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

Item 5.  Other Events:

         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 20 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank ("Chase"), as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association ("Chase USA"), as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On January 16, 2001, Chase USA, on behalf of The Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1996-4, 1997-1, 1997-3, 1997-4, 1997-5, 1998-2, 1998-3, 1998-5, 1998-6, 1999-1, 1999-2,
1999-3, 2000-1, 2000-2 and 2000-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.

         On December 31, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation completed their merger, with the surviving corporation being named J.P. Morgan Chase & Co. ("J.P. Morgan Chase"). Chase, Chase USA and Morgan Guaranty Trust Company of New York are subsidiaries of J.P. Morgan Chase.

         During the fourth quarter of 2000, J.P. Morgan Chase implemented a revised policy for consumer loan charge-offs to conform with a policy statement adopted by the Federal Financial Institutions Examination Council ("FFIEC"). The FFIEC policy, originally issued in February 1999, established uniform guidelines for the charge-off of consumer loans to delinquent, bankrupt, deceased and fraudulent borrowers. In connection with the implementation of this policy, J.P. Morgan Chase took a $93 million charge-off for credit card, auto finance and mortgage loans on a managed basis (i.e., including securitizations) in the fourth quarter of 2000. Chase and Chase USA do not believe that the revised charge-off policy will materially affect the interests of holders of the certificates.

Item 7(c).   Exhibits

             Exhibits     Description
             --------    ---------------

             20.1 Monthly Reports with respect to the January 16, 2001 distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2001

                            The Chase Manhattan Bank,
                            as Servicer

                            By: /s/ Miriam K. Haimes
                            -----------------------------------
                            Name: Miriam K. Haimes
                            Title: Financial Director

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.        Description
-----------        -----------------
20.1               Monthly Reports with respect to the January 16,
                   2001 distribution